Exhibit 99.2
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          Attachment to Form 3 in accordance with instruction 5(b)(v).
                         FORM 3 JOINT FILER INFORMATION

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  Name and Address:                             D. E. Shaw & Co., L.P.
                                                120 West Forty-Fifth Street, Floor 39, Tower 45
                                                New York, NY 10036
  Date of Event Requiring Statement:            6/11/04
  Issuer and Ticker Symbol:                     Danielson Holding Corporation ("DHC")
  Relationship to Issuer:                       Other (see footnote 1)
  Designated Filer:                             D. E. Shaw Laminar Portfolios, L.L.C.
  Title of Security:                            Common Stock
  Amount of Securities Beneficially Owned:      13,629,222
  Ownership Form:                               See footnote 1
  Signature:                                    See attached signature page


  Name and Address:                             D. E. Shaw & Co., L.L.C.
                                                120 West Forty-Fifth Street, Floor 39, Tower 45
                                                New York, NY 10036
  Date of Event Requiring Statement:            6/11/04
  Issuer and Ticker Symbol:                     Danielson Holding Corporation ("DHC")
  Relationship to Issuer:                       Other (see footnote 1)
  Designated Filer:                             D. E. Shaw Laminar Portfolios, L.L.C.
  Title of Security:                            Common Stock
  Amount of Securities Beneficially Owned:      13,629,222
  Ownership Form:                               See footnote 1
  Signature:                                    See attached signature page


  Name and Address:                             David E. Shaw
                                                120 West Forty-Fifth Street, Floor 39, Tower 45
                                                New York, NY 10036
  Date of Event Requiring Statement:            6/11/04
  Issuer and Ticker Symbol:                     Danielson Holding Corporation ("DHC")
  Relationship to Issuer:                       Other (see footnote 1)
  Designated Filer:                             D. E. Shaw Laminar Portfolios, L.L.C.
  Title of Security:                            Common Stock
  Amount of Securities Beneficially Owned:      13,629,222
  Ownership Form:                               See footnote 1
  Signature:                                    See attached signature page
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                                   D. E. SHAW & Co., L.P.


                                   By: /s/ Eric Wepsic
                                       -------------------------
                                       Name: Eric Wepsic
                                       Title: Managing Director


                                   D. E. SHAW & CO., L.L.C.


                                   By: /s/ Eric Wepsic
                                       -------------------------
                                       Name: Eric Wepsic
                                       Title: Managing Director


                                   David E. Shaw


                                   By: /s/ Eric Wepsic
                                       -------------------------
                                       Name: Eric Wepsic
                                       Title: Attorney-in-Fact for David E. Shaw